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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 20, 2006
                            -------------------------

                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

          MINNESOTA                       000-17932             41-1404301
------------------------------ ---------------------------- --------------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                 INTERLAND, INC.
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5

ITEM 5.03   AMENDMENT TO ARTICLES OF INCORPORATION

Change of Company Name

     On March 20, 2006, Interland, Inc., a Minnesota corporation merged with and into Web.com, Inc., a wholly-owned subsidiary, pursuant to articles of merger filed with the Minnesota Secretary of State. A conformed copy of the articles of merger is attached hereto as Exhibit 3.01(c). In connection with the merger, the Company's name was changed to "Web.com, Inc." and the ticker symbol was changed to "WWWW".


SECTION 8   OTHER EVENTS

ITEM 8.01   OTHER EVENTS

     On March 20, 2006, Interland, Inc. (the "Company") issued a press release announcing it has completed the previously announced change of its corporate name to "Web.com, Inc.", and that its stock trading symbol has changed to WWWW. The Company hereby incorporates by reference herein the information set forth in its Press Release dated March 20, 2006, a copy of which is attached hereto as
Exhibit 99.1.


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Shell Company Transactions.

         Not applicable.

     (d) Exhibits.


Exhibit Number   Description

3.01(c)          Articles of Merger

99.1             Press Release dated March 20, 2006




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 21, 2006             WEB.COM, INC.


                                   By:  /s/ Jonathan B. Wilson
                                        ----------------------------------------
                                        Jonathan B. Wilson
                                        Senior Vice President and
                                        General Counsel



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


Exhibit Number    Description

3.01(c)            Articles of Merger

99.1               Press Release dated March 20, 2006




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